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                                                                    EXHIBIT 23.1

                                 METRICOM, INC.

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-32718, 333-32728, 333-44656, 333-44658, and on Form S-3, File Nos. 333-44648, 333-91359 and 333-95669.

ARTHUR ANDERSEN LLP

San Jose, California

March 28, 2001